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                                                                    EXHIBIT 10.3


                    SECOND AMENDMENT TO SUBLEASE AGREEMENT


     THIS SECOND AMENDMENT TO SUBLEASE AGREEMENT (hereinafter referred to as this "Second Amendment") is entered into this 10th day of May, 1996, by and between NATIONSBANK, N.A. (SOUTH), a national banking association (hereinafter referred to as "Sublessor"), and FORSYTH BANK SHARES, INC., a Georgia corporation, holding company of The Citizens Bank of Forsyth County (hereinafter referred to as "Sublease").

                                  WITNESSETH:

     WHEREAS, Sublessee and Sublessor entered into that certain Lease Agreement, dated February 9, 1996 as amended by that certain First Amendment to Sublease Amendment dated as of February ____, 1996 (hereinafter referred to as the "Lease"), pursuant to which Sublessee leased from Sublessor certain space consisting of 4,500 rentable square feet located in a free standing building with a drive through in Tri-County Plaza Shopping Center located at 501 Highway 9 and 20, Cumming, Georgia (hereinafter referred to as the "Building"), which premises are more particularly described in the Lease (hereinafter referred to as the "Subleased Premises"), and

     WHEREAS, Sublessor and Sublessee desire to further modify, certain provisions of the Sublease in accordance with the terms of this Second Amendment;

     NOW, THEREFORE. for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree to amend the Sublease as follows:

     1.  Defined Terms.  Capitalized terms used herein, unless otherwise defined
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     herein, shall have the meanings ascribed thereto in the Sublease.

     2.  Amendment to Section 19 of the Sublease.  Section 19 of the Sublease is
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     hereby deleted in its entirety and the following is substituted in lieu thereof

          "19.  Comptroller of Currency Approval.  Notwithstanding anything to
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          the contrary set forth herein, the effectiveness of this Sublease, and the obligations of the parties hereto, including, without limitation, the obligation of Sublessor to deliver the Subleased Premises to Sublessee, shall be subject to and conditioned upon the approval of this Sublease and the Subleased Premises by the Georgia Department of Banking and Finance or other governmental regulatory agency ("Governmental Approval") whose approval of this Sublease is required, within one hundred eighty (180) days of the date of this Sublease, (the "Approval Period"). If Government Approval is not obtained within the Approval Period, then, at its option, Sublessor may be entitled to terminate this Lease without further obligation. Evidence of Government Approval in form and content reasonably satisfactory to Sublessor shall be submitted by Sublessee to Sublessor immediately upon Sublessee obtaining such approval."

     3.  No Further Amendments; Ratification.  Except as expressly amended
            --------------------------------
     herein, all terms and conditions of the Sublease remain unamended in full force and effect and are ratified and confirmed by Sublessor and Sublessee. In the event of any conflict between the terms and conditions of this



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     Second Amendment and any of the terms and conditions of the Sublease, the terms and conditions of this Second Amendment shall control.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment on the day and year first above set forth, with the intent that the parties hereto and their successors and permitted assigns will be bound hereby.

                               SUBLESSOR:
                               ----------

                               NATIONSBANK N.A. (SOUTH)


                               By:/s/ George M. Snow
                                  --------------------
                               Title:  Vice President
                                     -----------------


                               SUBLESSEE:
                               ----------

                               FORSYTH BANK SHARES, INC., a Georgia corporation, the holding company of THE CITIZENS BANK OF FORSYTH COUNTY


                               By:/s/ James J. Myers
                                  --------------------
                               Title:  Chairman
                                     -----------------

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